[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              MFS(R) INSTITUTIONAL
                              LARGE CAP GROWTH FUND

MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your investment professional.
Thomas D. Barrett*
Stephen Pesek*                                      CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
James O. Yost*                                      WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2000, the fund provided a total return of -9.17%, including the reinvestment of any dividends and capital gains distributions. This compares to a -8.72% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -18.68%.

Stocks were extremely volatile during the final few months of the period. Overall market performance was greatly influenced by the technology sector, which posted explosive gains during the first quarter of the year, and later plummeted during a fourth quarter rout. Investors lost their appetite for growth at any price, shifting their attention to less expensive, more defensive growth pockets of the market. As a result, sectors such as energy, business services, and transportation fared best during this time frame.

Despite the volatile market conditions, we continued to pursue a fundamental, research-driven, bottom-up, valuation-sensitive approach to stock picking. This reflects our belief that earnings and cash flow growth drive stock prices over the long term. Therefore, we try to use periods of market instability to buy stocks that are undervalued relative to their long-term prospects, and to sell them as they approach full valuation. Our valuation discipline drove us to make some significant tactical moves during the course of a volatile year for stocks.

As stated previously, in late 1999 and early 2000, speculation drove the technology sector to astronomical gains. During that timeframe, the fund was positioned to take advantage of technology stocks that met our valuation and business fundamentals parameters. However, as the Federal Reserve Board (the
Fed) continued to ratchet up short-term interest rates in order to slow growth and head off inflation, we became concerned about the implications of weaker growth in corporate profits and slowing capital spending, particularly for technology stocks. Accordingly, we cut back the fund's technology exposure and redeployed the proceeds into investments in relatively defensive areas where we felt earnings growth would be less economically sensitive.

That decision proved to be a good one, as a slew of earnings disappointments battered technology stocks and left investors seeking out steadier, albeit less explosive earnings growth stories.

Financial services was one sector that bounced back well when the Fed shifted gears midyear and stopped raising interest rates. Looking more closely within the sector, an improved pricing environment helped propel the performance of commercial lines insurers, such as American International Group. We also took advantage of a political controversy that temporarily depressed the share price of the Federal Home Loan Mortgage Corporation (Freddie Mac), which our research indicated was a high quality, stable growth financial services company.

In our opinion, pharmaceutical firms such as American Home Products and Pfizer also offered solid growth prospects despite a weakening economic environment. These stocks had become particularly attractive to us, having been beaten down during the earlier technology run-up. While the retail sector generally reeled from reduced consumer spending, defensive characteristics and positive comparable store sales helped certain food and drug retailers, such as Safeway, Kroger, and CVS.

Finally, business services firms continued to profit from the move by many companies to outsource some basic functions in order to lower costs and keenly focus on core competencies. In an uncertain market environment, investors believed that these companies' businesses should remain steady and could even grow if the economy weakens.

On the negative side, the most disappointing sector for the fund -- and among the weakest pockets of the market -- was telecommunications. Companies like Sprint PCS and Vodafone suffered as the sector fell out of favor. Even though these companies delivered growth, it wasn't sufficient to offset extremely negative sentiment in this area of the market.

As for the technology sector, we believe that it could offer significant long-term investment opportunities, and that demand could continue to grow for technology products and services. Our job at this point is to try to decipher which tech companies will thrive, while building positions among our top choices and shunning those that we feel may disappoint, or whose valuations appear extended. We avoided semiconductor and electronics stocks because they suffered from weaker cyclical demand. At the same time, we stuck by some of our software company investments.

Looking ahead, it is always difficult, if not impossible, to predict the future of the economy and the markets. Therefore, we don't intend to predicate our investment approach on any great macroeconomic vision. Rather, we will continue to stick to our fundamental approach. The key at this juncture is to sift through the near-term noise in order to focus on longer-term fundamentals. During this difficult market, we've maintained our investment discipline and have aimed to discover attractive companies selling at reasonable prices. We believe that investing in companies that offer the brightest growth prospects at reasonable valuations is the key to long-term investment success. We'll continue to take advantage of our fundamental research to try to create a diversified portfolio that we believe offers strong opportunity for growth.

    Respectfully,

/s/ Thomas D. Barrett                                 /s/ Stephen Pesek

    Thomas D. Barrett                                     Stephen Pesek
    Portfolio Manager                                     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Thomas D. Barrett, CFA, is Vice President and portfolio manager of MFS Investment Management(R) (MFS(R)). He manages the large-capitalization growth portfolios for our mutual funds, variable annuities, and institutional accounts. Prior to joining MFS in 1996, Tom spent two years as an assistant vice president and equity research analyst with the Boston Company. From 1988 to 1992 he was a director of finance -- tax practice for Arthur Andersen & Company. He began his career at MFS as a research analyst and became portfolio manager in 2000. Tom earned a Master of Management degree from Northwestern University's Kellogg School and a Bachelor of Arts from the University of California, Los Angeles. He holds the Chartered Financial Analyst (CFA) designation. He is a member of The Boston Security Analysts Society and the Association of Investment Management and Research.

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages Massachusetts Investors Growth Stock Fund and other large-cap growth portfolios of our mutual funds, variable annuities, institutional accounts, and offshore funds. Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds a Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: February 22, 2000

Size: $56.0 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                                         6 Months                Life*
------------------------------------------------------------------------
Cumulative Total Return                    -9.17%              -10.26%
------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, February 22, 2000, through December 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. These may be greater but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2000

Stocks - 94.6%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES             VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Aerospace - 3.6%
    General Dynamics Corp.                                                7,530       $   587,340
    Honeywell International, Inc.                                         7,310           345,854
    United Technologies Corp.                                            13,520         1,063,010
                                                                                      -----------
                                                                                      $ 1,996,204
-------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Nike, Inc., "B"                                                       2,980       $   166,321
-------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                                                 5,980       $   237,705
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.9%
    John Hancock Financial Services, Inc.                                 2,990       $   112,499
    PNC Financial Services Group Co.                                      2,210           161,468
    Providian Financial Corp.                                             4,310           247,825
                                                                                      -----------
                                                                                      $   521,792
-------------------------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Amgen, Inc.*                                                          2,590       $   165,598
    Pharmacia Corp.                                                       8,275           504,775
                                                                                      -----------
                                                                                      $   670,373
-------------------------------------------------------------------------------------------------
  Business Machines - 0.9%
    Sun Microsystems, Inc.*                                              13,190       $   367,671
    Texas Instruments, Inc.                                               2,800           132,650
                                                                                      -----------
                                                                                      $   500,321
-------------------------------------------------------------------------------------------------
  Business Services - 1.4%
    BEA Systems, Inc.*                                                    4,060       $   273,289
    Computer Sciences Corp.*                                              7,030           422,678
    VeriSign, Inc.*                                                       1,365           101,266
                                                                                      -----------
                                                                                      $   797,233
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.9%
    Sprint Corp. (PCS Group)*                                            25,560       $   522,383
-------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Praxair, Inc.                                                         4,980       $   220,988
-------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Compaq Computer Corp.                                                14,550       $   218,977
    Dell Computer Corp.*                                                  4,870            84,921
                                                                                      -----------
                                                                                      $   303,898
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.9%
    Mercury Interactive Corp.*                                              660       $    59,565
    Microsoft Corp.*                                                     23,280         1,009,770
                                                                                      -----------
                                                                                      $ 1,069,335
-------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.1%
    EMC Corp.*                                                           17,660       $ 1,174,390
    Interwoven, Inc.*                                                       150             9,891
                                                                                      -----------
                                                                                      $ 1,184,281
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.8%
    Brocade Communications Systems, Inc.*                                 2,770       $   254,321
    Comverse Technology, Inc.*                                            4,330           470,346
    E.piphany, Inc.*                                                      4,185           225,728
    Extreme Networks, Inc.*                                               3,110           121,679
    Oracle Corp.*                                                        32,530           945,403
    Rational Software Corp.*                                             17,050           663,884
    VERITAS Software Corp.*                                               6,471           566,213
                                                                                      -----------
                                                                                      $ 3,247,574
-------------------------------------------------------------------------------------------------
  Conglomerates - 3.1%
    Tyco International Ltd.                                              31,270       $ 1,735,485
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    Philip Morris Cos., Inc.                                             15,730       $   692,120
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.2%
    General Electric Co.                                                 21,450       $ 1,028,259
    QLogic Corp.*                                                         2,319           178,563
                                                                                      -----------
                                                                                      $ 1,206,822
-------------------------------------------------------------------------------------------------
  Electronics - 3.7%
    Analog Devices, Inc.*                                                 3,000       $   153,563
    Applied Micro Circuits Corp.*                                         2,900           217,636
    Flextronics International Ltd.*                                      27,890           794,865
    Intel Corp.                                                          11,320           340,307
    Micron Technology, Inc.*                                              5,210           184,955
    Sanmina Corp.*                                                        3,540           271,252
    Xilinx, Inc.*                                                         2,760           127,305
                                                                                      -----------
                                                                                      $ 2,089,883
-------------------------------------------------------------------------------------------------
  Energy - 0.6%
    Dynegy, Inc.                                                          5,550       $   311,147
-------------------------------------------------------------------------------------------------
  Entertainment - 3.4%
    Carnival Corp.                                                       10,000       $   308,125
    Clear Channel Communications, Inc.*                                   4,210           203,922
    Gemstar-TV Guide International, Inc.*                                 1,330            61,346
    Univision Communications, Inc., "A"*                                  3,990           163,341
    Viacom, Inc., "B"*                                                   24,370         1,139,297
                                                                                      -----------
                                                                                      $ 1,876,031
-------------------------------------------------------------------------------------------------
  Financial Institutions - 7.4%
    American Express Co.                                                  2,600       $   142,838
    Citigroup, Inc.                                                      24,914         1,272,171
    Freddie Mac                                                          23,100         1,591,012
    Merrill Lynch & Co., Inc.                                             7,860           535,954
    Morgan Stanley Dean Witter & Co.                                      5,210           412,892
    State Street Corp.                                                    1,560           193,768
                                                                                      -----------
                                                                                      $ 4,148,635
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.8%
    Anheuser-Busch Cos., Inc.                                             2,490       $   113,295
    PepsiCo., Inc.                                                        7,500           371,719
    Quaker Oats Co.                                                       5,430           528,746
                                                                                      -----------
                                                                                      $ 1,013,760
-------------------------------------------------------------------------------------------------
  Healthcare - 1.4%
    HCA-The Healthcare Co.                                               18,090       $   796,141
-------------------------------------------------------------------------------------------------
  Insurance - 6.4%
    AFLAC, Inc.                                                           8,730       $   630,197
    Allstate Corp.                                                        7,300           318,006
    American General Corp.                                                1,000            81,500
    American International Group, Inc.                                   18,595         1,832,770
    CIGNA Corp.                                                           3,100           410,130
    Hartford Financial Services Group, Inc.                               4,680           330,525
                                                                                      -----------
                                                                                      $ 3,603,128
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 7.1%
    Alza Corp.*                                                          10,660       $   453,050
    American Home Products Corp.                                         18,420         1,170,591
    Bristol-Myers Squibb Co.                                             15,400         1,138,638
    Pfizer, Inc.                                                         26,192         1,204,832
                                                                                      -----------
                                                                                      $ 3,967,111
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.7%
    Applera Corp. - Applied Biosystems Group                              7,390       $   695,122
    Cardinal Health, Inc.                                                 9,350           931,494
    IMS Health, Inc.                                                     12,080           326,160
    Medtronic, Inc.                                                      11,520           695,520
                                                                                      -----------
                                                                                      $ 2,648,296
-------------------------------------------------------------------------------------------------
  Oil Services - 2.6%
    BJ Services Co.*                                                      3,100       $   213,513
    Noble Drilling Corp.*                                                 6,840           297,112
    Schlumberger Ltd.                                                    11,740           938,466
                                                                                      -----------
                                                                                      $ 1,449,091
-------------------------------------------------------------------------------------------------
  Oils - 3.4%
    Coastal Corp.                                                         9,120       $   805,410
    Exxon Mobil Corp.                                                     5,960           518,148
    Transocean Sedco Forex, Inc.                                         12,410           570,860
                                                                                      -----------
                                                                                      $ 1,894,418
-------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    Watson Pharmaceuticals, Inc.*                                         6,820       $   349,099
-------------------------------------------------------------------------------------------------
  Retail - 6.3%
    Costco Wholesale Corp.*                                              16,860       $   673,346
    CVS Corp.                                                            22,470         1,346,796
    Gap, Inc.                                                            11,270           287,385
    Home Depot, Inc.                                                      7,980           364,586
    RadioShack Corp.                                                      8,470           362,622
    Wal-Mart Stores, Inc.                                                 9,310           494,594
                                                                                      -----------
                                                                                      $ 3,529,329
-------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Minnesota Mining & Manufacturing Co.                                  1,550       $   186,775
-------------------------------------------------------------------------------------------------
  Supermarkets - 2.6%
    Kroger Co.*                                                          19,170       $   518,788
    Safeway, Inc.*                                                       15,240           952,500
                                                                                      -----------
                                                                                      $ 1,471,288
-------------------------------------------------------------------------------------------------
  Technology - 0.1%
    Palm, Inc.*                                                           2,100       $    59,456
-------------------------------------------------------------------------------------------------
  Telecommunications - 8.4%
    American Tower Corp., "A"*                                           20,190       $   764,696
    AT&T Corp., "A"*                                                     13,580           184,179
    Charter Communications, Inc.*                                         1,860            42,199
    CIENA Corp.*                                                          2,550           207,187
    Cisco Systems, Inc.*                                                 46,560         1,780,920
    Corning, Inc.                                                         5,260           277,794
    EchoStar Communications Corp.*                                       17,510           398,352
    Emulex Corp.*                                                         2,550           203,840
    Juniper Networks, Inc.*                                                 330            41,601
    NTL, Inc.*                                                            1,830            43,806
    Qwest Communications International, Inc.*                            18,060           740,460
                                                                                      -----------
                                                                                      $ 4,685,034
-------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.6%
    Comcast Corp., "A"*                                                   8,400       $   350,700
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    AES Corp.*                                                           18,040       $   998,965
    Calpine Corp.*                                                        8,960           403,760
                                                                                      -----------
                                                                                      $ 1,402,725
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $50,904,882
-------------------------------------------------------------------------------------------------
Foreign Stocks - 3.7%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*                           14,610       $   209,106
-------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Nortel Networks Corp. (Telecommunications)                            6,020       $   193,016
-------------------------------------------------------------------------------------------------
  China - 0.3%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*                  34,500       $   188,442
-------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                                 5,820       $   253,170
-------------------------------------------------------------------------------------------------
  Israel - 0.6%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                               2,320       $   309,865
-------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Akzo Nobel N.V. (Chemicals)                                           2,520       $   135,337
-------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    Diageo PLC (Food and Beverage Products)*                             28,750       $   322,316
    Vodafone Group PLC (Telecommunications)*                            120,300           441,469
                                                                                      -----------
                                                                                      $   763,785
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 2,052,721
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $53,888,113)                                           $52,957,603
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.1%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01                      $       710       $   709,872
    Anheuser-Busch, Inc., due 1/02/01                                       268           267,953
    Bank of America, due 1/02/01                                            149           149,000
    Federal Home Loan Bank, due 1/02/01                                     115           114,982
    Gannett, Inc., due 1/04/01                                              100            99,945
    Gillette Co., due 1/02/01                                               148           147,974
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01                           815           814,589
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 2,304,315
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 12.0%
-------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/29/00, due 1/02/01, total to
      be received $6,737,825 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $    6,733       $ 6,733,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $62,925,428)                                      $61,994,918

Other Assets, Less Liabilities - (10.7)%                                               (5,981,904)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $56,013,014
-------------------------------------------------------------------------------------------------
*Non-income producing security.


See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
DECEMBER 31, 2000
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $62,925,428)           $61,994,918
  Investment of cash collateral for securities loaned,
    at identified cost and value                                   5,727,943
  Cash                                                                 1,456
  Foreign currency, at value (identified cost, $6,192)                 6,420
  Receivable for investments sold                                  1,304,117
  Interest and dividends receivable                                   26,108
  Receivable from investment adviser                                  53,245
                                                                 -----------
      Total assets                                               $69,114,207
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $ 7,356,629
  Collateral for securities loaned, at value                       5,727,943
  Payable to affiliates -
    Management fee                                                     2,337
  Accrued expenses and other liabilities                              14,284
                                                                 -----------
      Total liabilities                                          $13,101,193
                                                                 -----------
Net assets                                                       $56,013,014
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $61,818,579
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (930,331)
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (4,873,506)
  Accumulated distributions in excess of net investment income        (1,728)
                                                                 -----------
      Total                                                      $56,013,014
                                                                 ===========
Shares of beneficial interest outstanding                         6,290,354
                                                                  =========

Net asset value, offering price and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $8.90
                                                                    =====
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                        $   111,877
    Dividend                                                             74,468
    Foreign taxes withheld                                                 (744)
                                                                    -----------
      Total investment income                                       $   185,601
                                                                    -----------
  Expenses -
    Management fee                                                  $   129,252
    Shareholder servicing agent fee                                       1,269
    Administrative fee                                                    1,679
    Custodian fee                                                        10,525
    Printing                                                              2,042
    Auditing fees                                                         8,196
    Legal fees                                                            1,352
    Registration fees                                                    15,622
    Miscellaneous                                                         1,101
                                                                    -----------
      Total expenses                                                $   171,038
    Fees paid indirectly                                                 (2,488)
    Reduction of expenses by investment adviser                         (72,909)
                                                                    -----------
      Net expenses                                                  $    95,641
                                                                    -----------
        Net investment income                                       $    89,960
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(4,053,687)
    Foreign currency transactions                                           253
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(4,053,434)
                                                                    -----------
  Change in unrealized depreciation -
      Investments                                                   $(1,209,734)
      Translation of assets and liabilities in foreign
        currencies                                                          (97)
                                                                    -----------
    Net unrealized loss on investments and foreign currency
      translation                                                   $(1,209,831)
                                                                    -----------
      Net realized and unrealized loss on investments and
        foreign currency                                            $(5,263,265)
                                                                    -----------
          Decrease in net assets from operations                    $(5,173,305)
                                                                    ===========
See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED        PERIOD ENDED
                                                         DECEMBER 31, 2000      JUNE 30, 2000*
                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $    89,960         $    20,484
  Net realized loss on investments and foreign currency
    transactions                                                (4,053,434)           (468,542)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        (1,209,831)            279,500
                                                               -----------         -----------
    Decrease in net assets from operations                     $(5,173,305)        $  (168,558)
                                                               -----------         -----------
Distributions declared to shareholders -
  From net investment income                                   $  (111,169)        $    --
  From net realized gain on investments and foreign currency
    transactions                                                  (352,533)             --
                                                               -----------         -----------
        Total distributions declared to shareholders           $  (463,702)        $    --
                                                               -----------         -----------
Net increase in net assets from fund share transactions        $46,407,700         $15,410,879
                                                               -----------         -----------
    Total increase in net assets                               $40,770,693         $15,242,321
Net assets:
  At beginning of period                                        15,242,321              --
                                                               -----------         -----------
  At end of period (including accumulated distributions in
    excess of net investment income of $1,728 and accumulated
    undistributed net investment income of $19,481,
    respectively)                                              $56,013,014         $15,242,321
                                                               ===========         ===========

*For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED          PERIOD ENDED
                                                               DECEMBER 31, 2000        JUNE 30, 2000*
                                                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 9.88                $10.00
                                                                          ------                ------

Income from investment operations# -
  Net investment income(S)                                                $ 0.02                $ 0.03
  Net realized and unrealized loss on investments
    and foreign currency                                                   (0.92)                (0.15)
                                                                          ------                ------
      Total from investment operations                                    $(0.90)               $(0.12)
                                                                          ------                ------

Less distributions declared to shareholders -
  From net investment income                                              $(0.02)               $  --
  From net realized gain on investments and foreign currency
    transactions                                                           (0.06)                  --
                                                                          ------                ------

      Total distribution declared to shareholders                         $(0.08)               $  --
                                                                          ------                ------
Net asset value - end of period                                           $ 8.90                $ 9.88
                                                                          ======                ======
Total return                                                               (9.17)%++            (1.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.57%+               0.57%+
  Net investment income                                                     0.52%+               0.96%+
Portfolio turnover                                                           156%                   98%
Net assets at end of period (000 Omitted)                                $56,013               $15,242
(S)The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had been in place, net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                                          $ 0.00+               $(0.01)
    Ratios (to average net assets):
      Expenses##                                                            1.00%+                1.87%+
      Net investment income (loss)                                          0.09%+               (0.34)%+

  *For the period from the commencement of the fund's investment operations,
   February 22, 2000, through June 30, 2000.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Large Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $5,568,864. These loans were collateralized by cash of $5,727,943 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
ISSUER                                              SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     5,727,943         $5,727,943

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $2,312 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $176 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At June 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $159,246 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of it's fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $95,006,173 and $50,353,416, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                    $62,925,428
                                                  -----------
Gross unrealized depreciation                     $(3,474,932)
Gross unrealized appreciation                       2,544,422
                                                  -----------
    Net unrealized depreciation                   $  (930,510)
                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

              SIX MONTHS ENDED DECEMBER 31, 2000    PERIOD ENDED JUNE 30, 2000
              ----------------------------------    --------------------------
                            SHARES        AMOUNT           SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold             4,727,979   $46,237,158         1,542,723  $15,410,879
Shares issued to
  shareholders in
  reinvestment of
  distributions            51,926       463,702             --          --
Shares redeemed           (32,274)     (293,160)            --          --
                        ---------   -----------         ---------  -----------
    Net increase        4,747,631   $46,407,700         1,542,723  $15,410,879
                        =========   ===========         =========  ===========
* For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the period ended December 31, 2000, was $31. The fund had no borrowings during the period.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           ILG-2 02/01 387